UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________________
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2019
_______________________________________________________________________________
Safehold Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38122	30-0971238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas
39th Floor
New York	,	NY	10036
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400
 _______________________________________________________________________________

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SAFE	NYSE

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Safehold Inc. (the “Company,” “we,” “our,” and “us”) hereby amends the Company’s Current Report on Form 8-K filed on September 25, 2019 (the "Initial Report") to provide the historical and pro forma financial information required by Item 9.01 relating to the acquisition of the existing ground lease under the Alohilani Resort in Waikiki Beach for $195 million ("Alohilani Ground Lease"). This report should be read in conjunction with the Initial Report. On September 24, 2019, the Company closed on the acquisition of the Alohilani Ground Lease. The unaudited pro forma consolidated statements of operations assumes that the acquisition of the Alohilani Ground Lease occurred on January 1, 2018. The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that the Company believes are factually supportable, directly attributable to the transaction and are expected to have a continuing impact. The unaudited pro forma consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the Company acquired the Alohilani Ground Lease on January 1, 2018, nor does it purport to represent the results of operations for future periods.

Item 9.01     Financial Statements and Exhibits

(a)	Financial Statements of Real Estate Property Acquired. The following financial statements are filed herewith and incorporated herein by reference.
Alohilani Ground Lease—For the Six Months Ended June 30, 2019 (unaudited) and the Year Ended December 31, 2018
Independent Auditors' Report
Statements of Revenues and Certain Expenses from Real Estate Operations
Notes to Statements of Revenues and Certain Expenses from Real Estate Operations

(b)	Unaudited Pro Forma Financial Information. The following financial information is filed herewith and incorporated herein by reference.
Safehold Inc. — Unaudited Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 2019 and the Year Ended December 31, 2018 and the notes thereto.
(d)     Exhibits. Consent of Independent Auditors

Exhibit 23.1    Consent of Deloitte & Touche LLP

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders of Safehold Inc.
We have audited the accompanying statement of revenues and certain expenses from real estate operations of Alohilani Ground Lease (the “Company”) for the year ended December 31, 2018, and the related notes (the “Financial Statement”).
Management's Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of Financial Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Financial Statement that is free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
Our responsibility is to express an opinion on the Financial Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Financial Statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Financial Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Financial Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the Financial Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Financial Statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Financial Statement referred to above presents fairly, in all material respects, the revenues and certain expenses from real estate operations described in Note 2 of Alohilani Ground Lease for the year ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America.
Emphasis of Matter
We draw attention to Note 2 to the Financial Statement, which describes that the accompanying Financial Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Safehold Inc. in order to comply with Regulation S-X Rule 3-14) and is not intended to be a complete presentation of the Company’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Deloitte & Touche LLP

New York, New York
December 6, 2019

Alohilani Ground Lease
Statements of Revenues and Certain Expenses from Real Estate Operations
Six Months Ended June 30, 2019 (unaudited) and the Year Ended December 31, 2018
(In thousands)

	Six Months Ended June 30, 2019	Year Ended December 31, 2018

	(unaudited)
Revenues from Real Estate Operations
Operating lease income	$2,832	$5,664
Other income	133	267
Total Revenues from Real Estate Operations	2,965	5,931

Expenses from Real Estate Operations
Operating costs	133	267
Total Expenses from Real Estate Operations	133	267
Revenues in excess of Expenses from Real Estate Operations	$2,832	$5,664
The accompanying notes are an integral part of the statements of revenues and certain expenses from real estate operations.

Note 1 - Organization and Description of Business
The accompanying statements of revenues and certain expenses from real estate operations include ground lease operations of Alohilani Resort Waikiki Beach, a land asset triple net leased to an independent hotel property operator, located in Honolulu, HI (the “Alohilani Ground Lease”). The Alohilani Ground Lease was previously owned by Queen Lili’uokalani Trust (the “Trust”). Safehold Inc. ("SAFE") acquired the Alohilani Ground Lease on September 24, 2019.
Note 2 - Summary of Significant Accounting Policies
Basis of Presentation
The accompanying statements of revenues and certain expenses from real estate operations have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual results of operations for the periods presented as revenues and certain expenses, which may not be directly attributable to the revenue and expenses to be incurred in the future operations of the Alohilani Ground Lease, have been excluded. Such excluded items include amortization, related party fees, management fees, and non-recurring professional fees. The expenses presented are the expenses associated with operating and maintaining the real estate asset and are recognized as incurred.
Interim Unaudited Information
The statements of revenues and certain expenses from real estate operations for the six months ended June 30, 2019 are unaudited. In the opinion of the Trust, such statements reflect all adjustments necessary for a fair presentation of the revenue and certain expenses from real estate operations in accordance with Rule 3-14 of Regulation S-X as described above. All such adjustments are of a normal recurring nature.
Revenue Recognition
Operating lease income includes base rent that the tenant pays in accordance with the terms of its lease and is reported on a straight-line basis over the non-cancellable term of the lease which includes the effects of rent steps or rent abatements, if any, under the lease. The Trust commences operating lease income recognition when the tenant takes possession of the leased space and the leased space is substantially ready for its intended use. The Trust is also entitled to percentage rent and records percentage rent as operating lease income when earned. The Trust did not recognize any percentage rent for the periods presented.
Accounting Estimates
The preparation of a financial statement in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumption that in certain circumstances may affect the reported revenues. Actual results could differ from these estimates.
Note 3 - Minimum Future Lease Rentals
The Alohilani Ground Lease is leased to a sole tenant (the "Tenant") pursuant to a lease that commenced in 2014 and which is set to expire in December 2068. The lease is a triple net ground lease where all operating expenses, including the real estate taxes, are paid by the Tenant.
The lease provides for periodic base annual rent escalations linked to the Consumer Price Index. Future minimum operating lease payments to be collected under non-cancelable leases, excluding other lease payments that are not fixed and determinable, in effect as of June 30, 2019, are as follows by year ($ in thousands):

2019 (remaining six months)	$2,832
2020	5,664
2021	5,664
2022	5,664
2023	5,664
Thereafter	254,880
Total	$280,368

Note 4 - Concentration of Credit Risk
The Tenant of the Alohilani Ground Lease contributed 100% of operating lease income for both the six months ended June 30, 2019 and the year ended December 31, 2018.
Note 5 - Subsequent Events
The Trust has evaluated events and transactions for potential recognition or disclosure through December 5, 2019, the date the financial statements were available to be issued.
On September 24, 2019, in connection with the acquisition of the ground lease by SAFE, SAFE and the Tenant amended several aspects of the ground lease (the “Amendment”), including the lease term and the structure of the rent payments. In connection with the Amendment, the term of the ground lease was extended to August 31, 2118.
In connection with the Amendment, as of September 24, 2019, SAFE is entitled to the following future contractual minimum lease payments from the non-cancellable operating lease (excluding lease payments that are not fixed and determinable) (in thousands):

2019 (September 24 through December 31)	$1,526
2020	5,664
2021	5,664
2022	5,664
2023	5,664
Thereafter	2,120,710
Total	$2,144,892

Safehold Inc.
Pro Forma Consolidated Statements of Operations

The unaudited pro forma consolidated statements of operations assumes that the acquisition of the Alohilani Ground Lease occurred on January 1, 2018. The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that Safehold Inc. (the "Company") believes are factually supportable, directly attributable to the transaction and are expected to have a continuing impact. The unaudited pro forma consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the Company acquired the Alohilani Ground Lease on the first day of the period presented, nor does it purport to represent the results of operations for future periods.
The Company adopted Accounting Standards Update ("ASU") 2016-02, Leases ("ASU 2016-02"), as amended, on January 1, 2019. The adoption of this ASU resulted in the Company recognizing certain of its ground leases, including the Alohilani Ground Lease, as sales-type leases and recording the ground lease as "Net investment in leases" on the Company's consolidated balance sheets. For the Company's ground leases which qualify as sales-type leases, the Company records interest income in "Interest income from sales-type leases" in the Company's consolidated statements of operations. In addition, the Company and its tenant amended the Alohilani Ground Lease on September 24, 2019, including the structure of the rent payments and extending the term of the ground lease to August 31, 2118.
The unaudited pro forma consolidated statements of operations assumes that the acquisition of the Alohilani Ground Lease occurred on January 1, 2018 and, therefore, the pro forma adjustments do not include the effect of the adoption of ASU 2016-02 or the amendments to the ground lease described above. Pro forma adjustments include: (i) the effect of straight-line operating lease income recognized from the in place ground lease, classified as an operating lease under ASC 840, in accordance with accounting principles generally accepted in the United States of America ("GAAP"); (ii) the amortization of above-market, in-place and other lease intangible assets over the 81 year remaining term of the lease had the ground lease been classified as an operating lease under ASC 840 in accordance with GAAP; and (iii) other income and real estate expense recognized in connection with the payment and reimbursement by the tenant of general excise taxes.
The pro forma information has been prepared in accordance with Article 11 of Regulation S-X and should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, the Company's quarterly report on Form 10-Q for the period ended June 30, 2019 and the financial statements of the acquired property filed herein.

Safehold Inc.
Pro Forma Consolidated Statement of Operations
 For the Six Months Ended June 30, 2019 (unaudited)
(In thousands)

	(1)	(2)	(3)
	Company As Filed	Pro Forma Adjustments	Company Pro Forma

Revenues:
Operating lease income	$37,712	$2,438	$40,150
Interest income from sales-type leases	2,802	—	2,802
Other income	986	133	1,119
Total revenues	41,500	2,571	44,071
Costs and expenses:
Interest expense	10,507	—	10,507
Real estate expense	1,457	133	1,590
Depreciation and amortization	4,686	42	4,728
General and administrative	7,456	—	7,456
Other expense	315	—	315
Total costs and expenses	24,421	175	24,596
Income from operations before other items	17,079	2,396	19,475
Net income	17,079	2,396	19,475
Net income allocable to noncontrolling interests	(5,937)	—	(5,937)
Net income allocable to Safehold Inc. common shareholders	$11,142	$2,396	$13,538

Per common share data:
Net income
Basic and diluted	$0.51	$0.11	$0.62
Weighted average number of common shares:
Basic and diluted	22,001	22,001	22,001
____________________________________________________________________________

(1)	Represents the Company’s historical consolidated statement of operations for the six months ended June 30, 2019.

(2)
Represents (i) the effect of straight-line operating lease income recognized from the in place ground lease, classified as an operating lease under ASC 840, in accordance with GAAP; (ii) the amortization of above-market, in-place and other lease intangible assets over the 81 year remaining term of the lease had the ground lease been classified as an operating lease under ASC 840 in accordance with GAAP; and (iii) other income and real estate expense recognized in connection with the payment and reimbursement by the tenant of general excise taxes.

(3)	Represents the Company's pro forma consolidated statement of operations assuming that the acquisition of the Alohilani Ground Lease occurred on January 1, 2018.

Safehold Inc.
Pro Forma Consolidated Statement of Operations
 For the Year Ended December 31, 2018 (unaudited)
(In thousands)

	(1)	(2)	(3)
	Company As Filed	Pro Forma Adjustments	Company Pro Forma
Revenues:
Operating lease income	$47,400	$4,875	$52,275
Interest income from sales-type leases	—	—	—
Other income	2,324	267	2,591
Total revenues	49,724	5,142	54,866
Costs and expenses:
Interest expense	15,389	—	15,389
Real estate expense	1,600	267	1,867
Depreciation and amortization	9,142	85	9,227
General and administrative	10,662	—	10,662
Other expense	995	—	995
Total costs and expenses	37,788	352	38,140
Income from operations before other items	11,936	4,790	16,726
Net income	11,936	4,790	16,726
Net income attributable to noncontrolling interests	(196)	—	(196)
Net income attributable to Safehold Inc. common shareholders	$11,740	$4,790	$16,530

Per common share data:
Net income attributable to Safehold Inc.
Basic and diluted	$0.64	$0.26	$0.90
Weighted average number of common shares:
Basic and diluted	18,218	18,218	18,218
_______________________________________________________________________________

(1)	Reflects the Company’s historical consolidated statement of operations for the year ended December 31, 2018.

(2)
Represents (i) the effect of straight-line operating lease income recognized from the in place ground lease, classified as an operating lease under ASC 840, in accordance with GAAP; (ii) the amortization of above-market, in-place and other lease intangible assets over the 81 year remaining term of the lease had the ground lease been classified as an operating lease under ASC 840 in accordance with GAAP; and (iii) other income and real estate expense recognized in connection with the payment and reimbursement by the tenant of general excise taxes.

(3)	Reflects the Company's pro forma consolidated statement of operations assuming that the acquisition of the Alohilani Ground Lease occurred on January 1, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safehold Inc.

Date:	December 6, 2019	By:	/s/ GARETT ROSENBLUM
Garett Rosenblum Chief Accounting Officer (principal financial officer)